INCOME TAXES	6 Months Ended
Jun. 30, 2023
Income Taxes [Abstract]
INCOME TAXES	INCOME TAXES
Income tax expense is the total of the current and deferred income taxes. Current income tax is the expected tax expense, payable or receivable on taxable income or loss for the period, using tax rates enacted or substantively enacted at the reporting date, and any adjustment to tax payable or receivable in respect of previous years. Deferred income tax is the tax asset or liability resulting from a difference in income recognition between enacted or substantively enacted local tax law and group IFRS accounting.
Income tax expense consisted of the following for the six and three-month periods ended June 30:

	Six-month period		Three-month period
	2023	2022	2023	2022
Current income taxes	(141)	(165)	(78)	(98)
Deferred income taxes	78	123	38	27
Income taxes	(63)	(42)	(40)	(71)
Effective tax rate	(28.1)%	(12.9)%	(21.3)%	(62.3)%